LEASE AMENDMENT #1



This Lease Amendment made and entered into this 29th day of September, 1997, by and between Whitesell Enterprises, hereinafter referred to as "Lessor" and Ampcor Diagnostics, Inc., hereinafter referred to as "Lessee".

Whereas, Lessor leased to Lessee that certain premises known as Units 3 and 4, 603 Heron Drive, Bridgeport, New Jersey, pursuant to a Lease Agreement dated January 26, 1995, the terms and conditions being more particularly described therein, and

Whereas, Lessor and Lessee wish to amend the Lease Agreement the parties hereby agree to the following:

1) The Termination Date shall be corrected to reflect a three year, three month term changing the termination date from January 31, 1998, to April 30, 1998.

All other terms and conditions of the original Lease Agreement shall remain in full force and effect.

LESSOR:   WHITESELL ENTERPRISES



By _____________________________
     Thomas R. Whitesell


LESSEE:  AMPCOR DIAGNOSTICS, INC.



By _____________________________

                                                LEASE AMENDMENT #2



This Lease Amendment made and entered into this 22nd day of January, 1998, by and between Whitesell Enterprises, hereinafter referred to as "Landlord", and Ampcor Diagnostics, Inc., hereinafter referred to as "Tenant".

Whereas, Landlord leased to Tenant that certain premises known as Units 3 and 4, 603 Heron drive Bridgeport, New Jersey, pursuant to a Lease dated January 26, 1995, subsequently amended by Lease Amendment #1 dated September 29, 1997, the terms and conditions being more particularly described therein, and

Whereas, Landlord and Tenant wish to further amend the Lease, the parties hereby agree to the following:

1)         Tenant shall renew the existing lease for an additional eighteen
           (18) months commencing on May 1, 1998, and terminating November 1, 1999.

2) Tenant's base rent for this renewal period shall be calculated at the rate of $4.25 per square foot net, $38, 959.75 per year, $3,246.65 per month.

3) Tenant shall have one (1), two (2) year option to renew the lease with six (6) months prior written notification. Base rent for the renewal option shall be calculated at the rate of $4.50 per square foot net, $41,251.50 per year, $3,437.63 per month per month.

All other terms and conditions of the original Lease, as amended, shall remain in full force and effect.


LESSOR:   WHITESELL ENTERPRISES



By _____________________________
     Thomas R. Whitesell


LESSEE:  AMPCOR DIAGNOSTICS, INC.



By _____________________________